Exhibit 10.27

CERTIFICATE OF AMENDMENT

TO THE

ENCANA CORPORATION CANADIAN PENSION PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

WHEREAS Encana Corporation (the “Company”) sponsors the Encana Corporation Canadian Pension Plan (the “Plan”);

AND WHEREAS pursuant to Section 1.5.4 of the Plan, the Company reserves the right to amend the Plan;

AND WHEREAS the Company wishes to amend the Plan to merge the Conwest Retirement Plan for Salaried Employees of Conwest Exploration Company Limited and Associated Companies into the Plan;

NOW THEREFORE WE CERTIFY that effective January 1, 2014, the Plan is hereby amended as described in the attached Amendment Number 1.

CERTIFIED to be an approved amendment of the Plan on this 29 day of May, 2014

/s/ Mike Williams	/s/ Patricia A. MacDonald
Signature	Signature

Mike Williams	Patricia A. MacDonald

Executive Vice President, Corporate Services	Vice President, Human Resources

AMENDMENT NUMBER 1

ENCANA CORPORATION CANADIAN PENSION PLAN

The Encana Corporation Canadian Pension Plan (the “Plan”) is hereby amended effective January 1, 2014 as follows:

1.	In the Table of Contents, page ii of the Plan, the following text is added immediately after reference to Appendix D:

“Appendix E – Applicable Provisions for Former Members of the Conwest Plan”

2.	In Article 1.2, the following section is added as Section 1.2.4 immediately following Section 1.2.3:

“1.2.4	Plan Merger Effective January 1, 2014

Effective January 1, 2014, the assets and liabilities of the Retirement Plan for Salaried Employees of Conwest Exploration Company Limited and Associated Companies (the “Conwest Plan”) is hereby merged into the Plan. As of January 1, 2014, there are two remaining beneficiaries in receipt of pension payments from the Conwest Plan (the “Conwest Participants”). The Conwest Participants and the application of the provisions of the Conwest Plan are specified in Appendix E. Notwithstanding anything in this Plan to the contrary, individuals who are receiving pension benefits under the Conwest Plan including, without limitation the Conwest Participants, shall receive pension benefits under this Plan under Appendix E only and shall not receive pension benefits under any other provisions of this Plan. Nothing under this Plan shall have the effect of reducing any benefits accrued to such individuals including, without limitation, the Conwest Participants, under the Conwest Plan.”

3.	The following text is added as Appendix E of the Plan, immediately following Appendix D thereof:

“Appendix E – Applicable Provisions for Former Members of the Conwest Plan

1.	Definition

In this Appendix E, unless the context clearly indicates otherwise, the following term shall have the following meaning:

“Former Conwest Beneficiary” means one of the two beneficiaries who were beneficiaries of the Conwest Plan at the time the Conwest Plan was merged into the Plan, effective January 1, 2014.

2.	Application

All terms and conditions of the Plan shall govern a Former Conwest Beneficiary, except as may be specifically modified by the provision of this Appendix E.

3.	Indexing

The amount of pension paid to a Former Conwest Beneficiary shall be adjusted each calendar year in accordance with the Pension Index as defined in the Canada Pension Plan to a maximum of 2.0% each year.

4.	Schedule of Former Conwest Beneficiaries

The names, monthly pension amount and form of pension as of January 1, 2014 of each Former Conwest Beneficiary are as follows:

Name	Monthly Pension		Form of Pension
XXXXXX, XXXXXXXX	$	X,XXX.XX	Life annuity with no guarantee period
XXXXXXX, XXXXXX	$	XXX.XX	Life annuity with no guarantee period